Exhibit 99.2

Supplemental Operating and Financial Data

Third Quarter 2017

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 2100                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	9
Calculation of EBITDA and Adjusted EBITDA	10
Calculation of Funds from Operations (FFO) and Normalized FFO	11
Debt Summary	12
Debt Maturity Schedule	13
Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
Acquisitions and Dispositions	15

Portfolio Information
Top Properties by Annualized Rental Revenue	16
Leasing Summary	17
Same Property Leasing Summary	18
Capital Summary - Expenditures & Leasing Commitments	19
Tenants Representing 1.5% or More of Annualized Rental Revenue	20
Same Property Lease Expiration Schedule	21
Property Detail	22
Disposed Property Detail	23

Additional Support
Common & Potential Common Shares	24
Definitions	25

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Regulation FD Disclosures

We intend to use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
20	11,031	88.3%	85.5%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa3	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD
5.75% Senior Notes due 2042: EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Nader Abadi	(212) 438-3506	nader.abadi@spglobal.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
OPERATING INFORMATION
Ending property count (1)	20	21	28	33	37
Ending square footage (1)(2)	11,031	11,651	14,593	16,053	16,710
Percent leased (1)	88.3%	88.4%	89.0%	91.1%	91.2%
Total revenues	$77,798	$91,599	$99,551	$103,546	$114,632
Net income (loss)	33,224	(5,811)	23,822	12,260	86,388
Net income (loss) attributable to EQC common shareholders	31,215	(7,806)	21,817	10,263	84,391
NOI (3)	45,418	54,315	58,464	60,804	65,319
Cash Basis NOI (3)	40,772	49,476	52,939	55,963	61,422
Adjusted EBITDA (3)	41,325	48,374	50,758	52,461	54,917
NOI margin	58.4%	59.3%	58.7%	58.7%	57.0%
Cash Basis NOI margin	55.7%	57.0%	56.3%	56.7%	55.5%
FFO attributable to EQC common shareholders and unitholders (3)	26,989	31,103	33,273	28,077	31,129
Normalized FFO attributable to EQC common shareholders and unitholders (3)	24,023	27,141	29,459	29,601	28,919
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	124,089	124,089	124,064	123,994	125,533
Dilutive restricted share units ("RSUs") and LTIP Units(4)	1,085	1,191	1,165	1,027	1,035
Dilutive Series D Convertible Preferred Shares outstanding(5)	—	—	—	—	—
Preferred Stock outstanding (5)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (6)	124,089	124,067	124,047	125,021	125,533
Diluted (6)	125,175	124,067	125,150	126,048	126,568
Net income (loss) attributable to EQC common shareholders - basic	$0.25	$(0.06)	$0.18	$0.08	$0.67
Net income (loss) attributable to EQC common shareholders - diluted	0.25	(0.06)	0.17	0.08	0.67
Normalized FFO(3) attributable to EQC common shareholders and unitholders - diluted	0.19	0.22	0.24	0.23	0.23
BALANCE SHEET
Total assets	$4,260,289	$4,491,116	$4,518,756	$4,526,075	$4,965,767
Total liabilities	935,590	1,204,655	1,232,231	1,265,628	1,676,727
ENTERPRISE VALUE
Total debt (book value)	$850,576	$1,100,355	$1,141,628	$1,141,667	$1,557,260
Less: Cash and cash equivalents	(2,233,077)	(1,967,549)	(1,888,537)	(2,094,674)	(2,405,174)
Plus: Market value of preferred shares (at end of period)	130,892	127,992	125,632	125,731	133,202
Plus: Market value of diluted common shares (at end of period)	3,805,309	3,958,870	3,909,662	3,780,649	3,824,864
Total enterprise value	$2,553,700	$3,219,668	$3,288,385	$2,953,373	$3,110,152
RATIOS
Net debt / enterprise value	(54.1)%	(26.9)%	(22.7)%	(32.3)%	(27.3)%
Net debt / annualized adjusted EBITDA (3)	(8.4)x	(4.5)x	(3.7)x	(4.5)x	(3.9)x
Adjusted EBITDA (3) / interest expense	3.6x	3.3x	3.4x	2.7x	2.6x

(1)	Excludes properties classified as held for sale. As of December 31, 2016, land parcels are excluded from the property count.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure, herein.
(4)
Restricted share units ("RSUs") and LTIP Units are equity awards that contain both service and market-based vesting components. None of the RSUs or LTIP Units have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.

(5)
As of September 30, 2017, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. Given this conversion ratio relative to our current common stock price, we exclude these shares from dilutive shares outstanding on September 30, 2017. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(6)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	September 30, 2017	December 31, 2016
ASSETS
Real estate properties:
Land	$216,957	$286,186
Buildings and improvements	1,841,230	2,570,704
	2,058,187	2,856,890
Accumulated depreciation	(554,411)	(755,255)
	1,503,776	2,101,635
Acquired real estate leases, net	28,108	48,281
Cash and cash equivalents	2,233,077	2,094,674
Marketable securities	279,626	—
Restricted cash	7,657	6,532
Rents receivable, net of allowance for doubtful accounts of $4,217 and $5,105, respectively	107,832	152,031
Other assets, net	100,213	122,922
Total assets	$4,260,289	$4,526,075

LIABILITIES AND EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	815,577	1,063,950
Mortgage notes payable, net	34,999	77,717
Accounts payable and accrued expenses	63,506	95,395
Assumed real estate lease obligations, net	1,215	1,946
Rent collected in advance	14,355	18,460
Security deposits	5,938	8,160
Total liabilities	$935,590	$1,265,628

Shareholders' equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 124,089,443 and 123,994,465 shares issued and outstanding, respectively	1,241	1,240
Additional paid in capital	4,378,184	4,363,177
Cumulative net income	2,617,820	2,566,603
Cumulative other comprehensive income (loss)	2,671	(208)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(683,751)	(677,760)
Total shareholders’ equity	3,323,560	3,260,447
Noncontrolling interest	1,139	—
Total equity	$3,324,699	$3,260,447
Total liabilities and equity	$4,260,289	$4,526,075

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	September 30, 2017	December 31, 2016
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$101,219	$141,637
Accounts receivable, net of allowance for doubtful accounts	6,613	10,394
Rents receivable, net of allowance for doubtful accounts	$107,832	$152,031

Capitalized lease incentives, net	$5,800	$7,664
Deferred financing fees, net	2,153	3,365
Deferred leasing costs, net	69,521	92,623
Other	22,739	19,270
Other assets, net	$100,213	$122,922

Accounts payable	$5,150	$5,159
Accrued interest	3,898	15,265
Accrued taxes	22,602	26,819
Accrued capital expenditures	7,262	11,138
Accrued leasing costs	5,224	10,828
Other accrued liabilities	19,370	26,186
Accounts payable and accrued expenses	$63,506	$95,395

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenues:
Rental income	$61,091	$92,722	$215,648	$324,345
Tenant reimbursements and other income	16,707	21,910	53,300	72,789
Total revenues	$77,798	$114,632	$268,948	$397,134

Expenses:
Operating expenses	$32,380	$49,313	$110,751	$157,964
Depreciation and amortization	21,133	29,184	71,970	102,766
General and administrative	11,689	13,277	35,727	38,766
Loss on asset impairment	—	—	19,714	43,736
Total expenses	$65,202	$91,774	$238,162	$343,232

Operating income	$12,596	$22,858	$30,786	$53,902

Interest and other income	7,596	3,013	17,987	7,184
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $784, $948, $2,346 and $2,880, respectively)	(11,510)	(21,427)	(41,387)	(65,074)
Loss on early extinguishment of debt	(203)	—	(266)	(118)
Foreign currency exchange loss	—	—	—	(5)
Gain on sale of properties, net	25,080	82,169	44,670	225,210
Income before income taxes	33,559	86,613	51,790	221,099
Income tax expense	(335)	(225)	(555)	(465)
Net income	$33,224	$86,388	$51,235	$220,634
Net income attributable to noncontrolling interest	(12)	—	(18)	—
Net income attributable to Equity Commonwealth	$33,212	$86,388	$51,217	$220,634
Preferred distributions	(1,997)	(1,997)	(5,991)	(15,959)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	—	(9,609)
Net income attributable to Equity Commonwealth common shareholders	$31,215	$84,391	$45,226	$195,066

Weighted average common shares outstanding — basic (2)	124,089	125,533	124,068	125,627
Weighted average common shares outstanding — diluted (2)	125,175	126,568	125,194	127,009

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.25	$0.67	$0.36	$1.55
Diluted	$0.25	$0.67	$0.36	$1.54

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the nine months ended September 30, 2016.

(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$61,091	$92,722	$215,648	$324,345
Tenant reimbursements and other income	16,707	21,910	53,300	72,789
Operating expenses	(32,380)	(49,313)	(110,751)	(157,964)
NOI	$45,418	$65,319	$158,197	$239,170
Straight line rent adjustments	(3,557)	(2,954)	(12,487)	(12,384)
Lease value amortization	388	882	1,479	5,870
Lease termination fees	(1,477)	(1,825)	(4,002)	(19,569)
Cash Basis NOI	$40,772	$61,422	$143,187	$213,087
Cash Basis NOI from non-same properties (1)	(2,917)	(21,810)	(29,784)	(93,796)
Same Property Cash Basis NOI	$37,855	$39,612	$113,403	$119,291
Non-cash rental income and lease termination fees from same properties	4,728	1,069	13,507	7,450
Same Property NOI	$42,583	$40,681	$126,910	$126,741

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$42,583	$40,681	$126,910	$126,741
Non-cash rental income and lease termination fees from same properties	(4,728)	(1,069)	(13,507)	(7,450)
Same Property Cash Basis NOI	$37,855	$39,612	$113,403	$119,291
Cash Basis NOI from non-same properties (1)	2,917	21,810	29,784	93,796
Cash Basis NOI	$40,772	$61,422	$143,187	$213,087
Straight line rent adjustments	3,557	2,954	12,487	12,384
Lease value amortization	(388)	(882)	(1,479)	(5,870)
Lease termination fees	1,477	1,825	4,002	19,569
NOI	$45,418	$65,319	$158,197	$239,170
Depreciation and amortization	(21,133)	(29,184)	(71,970)	(102,766)
General and administrative	(11,689)	(13,277)	(35,727)	(38,766)
Loss on asset impairment	—	—	(19,714)	(43,736)
Operating Income	$12,596	$22,858	$30,786	$53,902

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale and land parcels.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended September 30,			As of and for the Nine Months Ended September 30,
	2017	2016	% Change	2017	2016	% Change
Properties	20	20		20	20
Square Feet(1)	11,031	10,931		11,031	10,931
% Leased	88.3%	89.6%	(1.3)%	88.3%	89.6%	(1.3)%
% Commenced	85.5%	87.0%	(1.5)%	85.5%	87.0%	(1.5)%

Rental income	$52,364	$53,982	(3.0)%	$155,173	$157,482	(1.5)%
Tenant reimbursements and other income	16,346	16,219	0.8%	50,040	47,870	4.5%
Straight line rent adjustment	3,560	1,520		12,138	8,270
Lease value amortization	(309)	(516)		(1,023)	(1,476)
Lease termination fees	1,477	65		2,392	656
Total revenue	73,438	71,270	3.0%	218,720	212,802	2.8%
Operating expenses	(30,855)	(30,589)	0.9%	(91,810)	(86,061)	6.7%
NOI	$42,583	$40,681	4.7%	$126,910	$126,741	0.1%
NOI Margin	58.0%	57.1%		58.0%	59.6%

Straight line rent adjustment	$(3,560)	$(1,520)		$(12,138)	$(8,270)
Lease value amortization	309	516		1,023	1,476
Lease termination fees	(1,477)	(65)		(2,392)	(656)
Cash Basis NOI	$37,855	$39,612	(4.4)%	113,403	119,291	(4.9)%
Cash Basis NOI Margin	55.1%	56.4%		55.3%	58.1%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income	$33,224	$86,388	$51,235	$220,634
Interest expense	11,510	21,427	41,387	65,074
Income tax expense	335	225	555	465
Depreciation and amortization	21,133	29,184	71,970	102,766
EBITDA	$66,202	$137,224	$165,147	$388,939
Loss on asset impairment	—	—	19,714	43,736
Loss on early extinguishment of debt	203	—	266	118
Transition-related expenses (1)	—	(138)	—	999
Gain on sale of properties, net	(25,080)	(82,169)	(44,670)	(225,210)
Foreign currency exchange loss	—	—	—	5
Adjusted EBITDA	$41,325	$54,917	$140,457	$208,587

(1)
Transition related expenses are primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex beginning in February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. No transition related expenses were incurred during 2017. There is no future obligation to pay any amounts under the shareholder-approved agreement to Related/Corvex.

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Calculation of FFO
Net income	$33,224	$86,388	$51,235	$220,634
Real estate depreciation and amortization	20,842	28,907	71,077	102,015
Loss on asset impairment	—	—	19,714	43,736
Gain on sale of properties, net	(25,080)	(82,169)	(44,670)	(225,210)
FFO attributable to Equity Commonwealth	28,986	33,126	97,356	141,175
Preferred distributions	(1,997)	(1,997)	(5,991)	(15,959)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	—	(9,609)
FFO attributable to EQC common shareholders and unitholders	$26,989	$31,129	$91,365	$115,607

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$26,989	$31,129	$91,365	$115,607
Lease value amortization	388	882	1,479	5,870
Straight line rent adjustments	(3,557)	(2,954)	(12,487)	(12,384)
Loss on early extinguishment of debt	203	—	266	118
Transition related expenses (2)	—	(138)	—	999
Foreign currency exchange loss	—	—	—	5
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	—	9,609
Normalized FFO attributable to EQC common shareholders and unitholders	$24,023	$28,919	$80,623	$119,824

Weighted average common shares and units outstanding -- basic (3)	124,132	125,533	124,105	125,627
Weighted average common shares and units outstanding -- diluted (3)	125,175	126,568	125,194	127,009
FFO attributable to EQC common shareholders and unitholders per share -- basic	$0.22	$0.25	$0.74	$0.92
FFO attributable to EQC common shareholders and unitholders per share -- diluted	$0.22	$0.25	$0.73	$0.91
Normalized FFO attributable to EQC common shareholders and unitholders per share -- basic	$0.19	$0.23	$0.65	$0.95
Normalized FFO attributable to EQC common shareholders and unitholders per share -- diluted	$0.19	$0.23	$0.64	$0.94

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the nine months ended September 30, 2016.

(2)
Transition related expenses are primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex beginning in February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. No transition related expenses were incurred during 2017. There is no future obligation to pay any amounts under the shareholder-approved agreement to Related/Corvex.

(3)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

DEBT SUMMARY
As of September 30, 2017
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	2.48%	$—	1/28/2019	Open	$—	1.3
Term loan (LIBOR + 140 bps) (2)	2.63%	200,000	1/28/2020	Open	200,000	2.3
Term loan (LIBOR + 180 bps) (2)	3.03%	200,000	1/28/2022	Open	200,000	4.3
Total / weighted average unsecured floating rate debt	2.83%	$400,000			$400,000	3.3

Unsecured Fixed Rate Debt:
5.875% Senior Unsecured Notes Due 2020	5.88%	$250,000	9/15/2020	3/15/2020	$250,000	3.0
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	Open	175,000	24.9
Total / weighted average unsecured fixed rate debt	5.83%	$425,000			$425,000	12.0

Secured Debt:
Secured Fixed Rate Debt:
206 East 9th Street	5.69%	$26,666	1/5/2021	7/5/2020	$24,836	3.3
33 Stiles Lane	6.75%	2,119	3/1/2022	12/1/2021	—	4.4
97 Newberry Road	5.71%	5,532	3/1/2026	None	—	8.4
Total / weighted average secured fixed rate debt	5.76%	$34,317			$24,836	4.2

Total / weighted average (3)	4.43%	$859,317			$849,836	7.6

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of September 30, 2017. The interest rate presented is as of September 30, 2017, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of September 30, 2017. The interest rate presented is as of September 30, 2017, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)
Total debt outstanding as of September 30, 2017, including net unamortized premiums, discounts, and deferred financing fees was $850,576. Net unamortized deferred financing fees related to our revolving credit facility of $2,153 are included in other assets, net on our condensed consolidated balance sheet as of September 30, 2017.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Principal Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt		Secured Fixed Rate Debt	Total		Weighted Average Interest Rate

2017	$—		$—		$359	$359		6.0%
2018	—		—		1,487	1,487		6.0%
2019	—		—		1,580	1,580		6.0%
2020	200,000	(1)	250,000		1,674	451,674		4.4%
2021	—		—		25,982	25,982		5.7%
2022	200,000	(1)	—		799	200,799		3.0%
2023	—		—		702	702		5.7%
2024	—		—		743	743		5.7%
2025	—		—		787	787		5.7%
2026	—		—		204	204		5.7%
Thereafter	—		175,000	(2)	—	175,000		5.8%
Total	$400,000		$425,000		$34,317	$859,317	(3)	4.4%

Percent	46.5%		49.5%		4.0%	100.0%

(1)
Represents amounts outstanding on EQC's term loans as of September 30, 2017. The interest rate presented is as of September 30, 2017, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(2)	The 5.75% senior unsecured notes due 2042 are callable at par through maturity.
(3)
Total debt outstanding as of September 30, 2017, including net unamortized premiums, discounts, and deferred financing fees was $850,576. Net unamortized deferred financing fees related to our revolving credit facility of $2,153 are included in other assets, net on our condensed consolidated balance sheet as of September 30, 2017.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Leverage Ratios
Total debt / total assets	20.0%	24.5%	25.3%	25.2%	31.4%
Total debt / total market capitalization	17.8%	21.2%	22.1%	22.6%	28.2%
Total debt + preferred stock / total market capitalization	20.5%	23.7%	24.5%	25.1%	30.7%
Total debt / annualized adjusted EBITDA (1)	5.1x	5.7x	5.6x	5.4x	7.1x
Total debt + preferred stock / annualized adjusted EBITDA (1)	5.9x	6.3x	6.2x	6.0x	7.7x
Net debt / enterprise value	(54.1)%	(26.9)%	(22.7)%	(32.3)%	(27.3)%
Net debt + preferred stock / enterprise value	(49.0)%	(23.0)%	(18.9)%	(28.0)%	(23.0)%
Net debt / annualized adjusted EBITDA (1)	(8.4)x	(4.5)x	(3.7)x	(4.5)x	(3.9)x
Net debt + preferred stock / annualized adjusted EBITDA (1)	(7.6)x	(3.8)x	(3.1)x	(3.9)x	(3.3)x
Secured debt / total assets	0.8%	0.8%	1.7%	1.7%	4.9%
Variable rate debt (2) / total debt	47.0%	36.4%	35.0%	35.0%	25.7%
Variable rate debt (2) / total assets	9.4%	8.9%	8.9%	8.8%	8.1%

Coverage Ratios
Adjusted EBITDA / interest expense (1)	3.6x	3.3x	3.4x	2.7x	2.6x
Adjusted EBITDA / interest expense + preferred distributions (1)	3.1x	2.9x	3.0x	2.5x	2.3x

Public Debt Covenants
Debt / adjusted total assets (3) (maximum 60%)	18.0%	22.1%	22.3%	21.9%	27.6%
Secured debt / adjusted total assets (3) (maximum 40%)	0.7%	0.7%	1.5%	1.5%	4.3%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.5x	3.1x	3.2x	3.3x	2.3x
Total unencumbered assets (3) / unsecured debt (minimum 150% / 200%)	567.1%	459.7%	468.3%	475.9%	392.0%

(1)	Refer to the calculation of EBITDA and Adjusted EBITDA for a reconciliation of these measures to Net income.
(2)	We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(3)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price		Net Book Value (1)	Annualized Rental Revenue (1)
111 Market Place	Baltimore	MD	1	589,380	95.4%	$60,100	(2)	$44,199	$12,583
Seton Center	Austin	TX	2	237,824	95.6%	52,450		27,141	6,295
Cabot Business Park Land	Mansfield	MA	—	—	—%	575		575	—
Total Q1 Dispositions			3	827,204	95.4%	$113,125		$71,915	$18,878

Parkshore Plaza	Folsom	CA	1	271,072	73.1%	$40,000		$38,494	$4,280
25 S. Charles Street	Baltimore	MD	1	359,254	94.2%	24,500		23,335	8,746
802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	34,000		18,997	4,291
Total Q2 Dispositions			3	871,106	89.2%	$98,500		$80,826	$17,317

1500 Market Street	Philadelphia	PA	1	1,759,193	91.2%	$328,000		$220,215	$39,321
Five-Property Portfolio (3)	Multiple		5	1,002,095	92.1%	84,000		80,625	14,306
6600 North Military Trail	Boca Raton	FL	1	639,825	100.0%	132,050		124,713	16,994
Total Q3 Dispositions			7	3,401,113	93.1%	$544,050		$425,553	$70,621

Total Disposed Year-to-Date			13	5,099,423	92.8%	$755,675		$578,294	$106,816
The dispositions above resulted in a gain on sale of properties of $25.1 million and $44.7 million for the three and nine months ended September 30, 2017, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds from the sale of 111 Market Place were $44.1 million net of credits for contractual lease costs, capital and rent abatements.
(3)
The Five-Property Portfolio consists of 820 W. Diamond (Maryland), Danac Stiles Business Park (Maryland), 2250 Pilot Knob Road (Minnesota), 411 Farwell Avenue (Minnesota), and 4700 Belleview Avenue (Missouri).

TOP PROPERTIES BY ANNUALIZED RENTAL REVENUE
As of September 30, 2017
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Square Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (1)
1	600 West Chicago Avenue	Chicago	IL	2	1,571,280	98.4%	95.6%	$50,132	$399,173	$344,316	2011	2001
2	1735 Market Street	Philadelphia	PA	1	1,286,936	81.0%	67.2%	29,382	311,139	187,949	1998	1990
3	1225 Seventeenth Street	Denver	CO	1	695,372	82.6%	80.7%	22,270	158,951	129,275	2009	1982
4	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	100.0%	21,110	153,666	125,121	2009	2008
5	1600 Market Street	Philadelphia	PA	1	825,968	84.0%	82.3%	19,119	137,677	76,620	1998	1983
6	8750 Bryn Mawr Avenue	Chicago	IL	2	636,078	93.2%	93.2%	17,153	96,615	80,032	2010	2005
7	Bridgepoint Square	Austin	TX	5	440,007	92.3%	92.3%	12,279	94,316	52,434	1997	1995
8	Foster Plaza	Pittsburgh	PA	8	727,743	82.7%	80.6%	11,876	76,599	53,185	2005	1993
9	Research Park	Austin	TX	4	1,110,007	98.0%	98.0%	11,573	93,466	59,186	1998	1976
10	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	99.7%	10,371	48,152	26,721	1995	1915
	Subtotal (10 properties)			26	8,019,512	90.7%	87.4%	$205,265	$1,569,754	$1,134,839
	All other properties (10 properties)			18	3,011,257	81.9%	80.5%	61,602	488,433	368,937
	Total (20 properties)			44	11,030,769	88.3%	85.5%	$266,867	$2,058,187	$1,503,776

	Same Property NOI & Cash Basis NOI Composition			Q3 2017 NOI	% of NOI	Q3 2017 Cash Basis NOI	% of Cash Basis NOI
	Top 10 Properties			$31,727	74.5%	$27,248	72.0%
	All other properties (10 properties)			10,856	25.5%	10,607	28.0%
	Total (20 properties)			$42,583	100.0%	$37,855	100.0%

(1)	Weighted based on square feet.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Properties (1)	20	21	28	33	37
Total square feet (1)(2)	11,031	11,651	14,593	16,053	16,710
Percentage leased	88.3%	88.4%	89.0%	91.1%	91.2%

Total Leases
Square feet	273	448	331	1,411	237
Lease term (years)	7.5	6.8	11.8	10.3	7.4
Starting cash rent	$33.49	$32.18	$32.69	$16.98	$27.28
Percent change in cash rent (3)	2.3%	10.7%	(4.9)%	7.3%	(5.8)%
Percent change in GAAP rent (3)	7.8%	17.6%	21.6%	20.2%	9.0%
Total TI & LC per square foot (4)	$40.37	$33.84	$28.88	$32.52	$47.05
Total TI & LC per sq. ft. per year of lease term (4)	$5.35	$4.94	$2.44	$3.16	$6.38

Renewal Leases
Square feet	81	252	264	1,190	46
Lease term (years)	4.0	7.7	13.0	9.6	4.9
Starting cash rent	$35.52	$33.07	$31.68	$13.89	$37.77
Percent change in cash rent (3)	3.7%	11.2%	(7.2)%	3.9%	14.6%
Percent change in GAAP rent (3)	10.9%	14.7%	22.8%	16.2%	24.1%
Total TI & LC per square foot (4)	$18.00	$31.56	$25.58	$21.14	$24.13
Total TI & LC per sq. ft. per year of lease term (4)	$4.51	$4.10	$1.97	$2.19	$4.92

New Leases
Square feet	192	196	67	221	191
Lease term (years)	9.0	5.7	7.4	13.8	8.0
Starting cash rent	$32.63	$31.03	$36.74	$33.61	$24.76
Percent change in cash rent (3)	1.5%	9.9%	8.4%	15.8%	(12.6)%
Percent change in GAAP rent (3)	6.4%	22.0%	15.8%	30.9%	3.4%
Total TI & LC per square foot (4)	$49.75	$36.76	$42.02	$93.85	$52.57
Total TI & LC per sq. ft. per year of lease term (4)	$5.51	$6.39	$5.70	$6.79	$6.59

The above leasing summary is based on leases executed during the periods indicated.

(1)	Excludes properties classified as held for sale. As of December 31, 2016, land parcels are excluded from the property count.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Properties	20	20	20	20	20
Total square feet (1)	11,031	11,011	10,952	10,954	10,931
Percentage leased	88.3%	87.7%	87.5%	90.3%	89.6%
Percentage commenced	85.5%	85.5%	85.0%	87.9%	87.0%

Total Leases
Square feet	273	448	328	1,411	110
Lease term (years)	7.5	6.8	11.9	10.3	4.3
Starting cash rent	$33.49	$32.18	$32.63	$16.98	$34.04
Percent change in cash rent (2)	2.3%	10.7%	(4.9)%	7.3%	4.1%
Percent change in GAAP rent (2)	7.8%	17.6%	21.8%	20.2%	10.4%
Total TI & LC per square foot (3)	$40.37	$33.84	$29.12	$32.52	$28.04
Total TI & LC per sq. ft. per year of lease term (3)	$5.35	$4.94	$2.44	$3.16	$6.55

Renewal Leases
Square feet	81	252	260	1,190	46
Lease term (years)	4.0	7.7	13.1	9.6	4.9
Starting cash rent	$35.52	$33.07	$31.63	$13.89	$37.77
Percent change in cash rent (2)	3.7%	11.2%	(7.3)%	3.9%	14.6%
Percent change in GAAP rent (2)	10.9%	14.7%	23.0%	16.2%	24.1%
Total TI & LC per square foot (3)	$18.00	$31.56	$25.94	$21.14	$24.13
Total TI & LC per sq. ft. per year of lease term (3)	$4.51	$4.10	$1.98	$2.19	$4.92

New Leases
Square feet	192	196	68	221	64
Lease term (years)	9.0	5.7	7.3	13.8	3.8
Starting cash rent	$32.63	$31.03	$36.47	$33.61	$31.34
Percent change in cash rent (2)	1.5%	9.9%	8.5%	15.8%	(8.1)%
Percent change in GAAP rent (2)	6.4%	22.0%	15.9%	30.9%	(5.7)%
Total TI & LC per square foot (3)	$49.75	$36.75	$41.33	$93.85	$30.86
Total TI & LC per sq. ft. per year of lease term (3)	$5.51	$6.39	$5.66	$6.79	$8.06

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement.
(2)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Tenant improvements	$3,015	$10,309	$9,427	$15,636	$20,411
Leasing costs	3,070	4,978	4,617	11,663	2,292
Building improvements (1)	8,469	7,315	4,785	6,571	8,942
Total capital expenditures	$14,554	$22,602	$18,829	$33,870	$31,645

Average square feet during period (2)	12,722	14,818	15,639	16,382	19,454

Building improvements per average total sq. ft. during period	$0.67	$0.49	$0.31	$0.40	$0.46

CAPITAL SUMMARY	Three Months Ended
LEASING COMMITMENTS	September 30, 2017
	New Leases	Renewal Leases	Total
Rentable square feet leased during the period	192	81	273
Total TI & LC (3)	$9,577	$1,455	$11,032
Total TI & LC per square foot (3)	$49.75	$18.00	$40.37
Weighted average lease term by square foot (years)	9.0	4.0	7.5
Total TI & LC per sq. ft. per year of lease term (3)	$5.51	$4.51	$5.35

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of September 30, 2017
(square feet in thousands)

	Tenant	Square Feet (2)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	4.4%	7.7%	2.3
2	Groupon, Inc. (2)	376	3.9%	4.5%	8.4
3	PNC Financial Services Group	363	3.7%	4.1%	9.3
4	Flextronics International Ltd.	1,051	10.8%	3.9%	12.3
5	Ballard Spahr LLP	219	2.2%	3.0%	12.4
6	RE/MAX Holdings, Inc.	248	2.5%	2.8%	10.7
7	Georgetown University	240	2.5%	2.5%	2.1
8	Echo Global Logistics, Inc.	223	2.3%	2.2%	10.1
9	West Corporation	336	3.5%	2.2%	11.5
10	Wm. Wrigley Jr. Company	150	1.5%	2.1%	4.4
11	ProQuest, LLC	131	1.3%	1.6%	3.7
12	Level 3 Communications, LLC	95	1.0%	1.6%	8.4
13	Jump Operations, LLC	113	1.2%	1.5%	3.3
	Total	3,972	40.8%	39.7%	8.7

(1)
Square footage as of September 30, 2017 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.

(2)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of September 30, 2017
(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2017	17	128	1.3%	1.3%	$2,949	1.1%	1.1%
2018	73	542	5.6%	6.9%	16,195	6.1%	7.2%
2019	82	1,116	11.5%	18.4%	33,693	12.6%	19.8%
2020	72	1,296	13.3%	31.7%	40,522	15.2%	35.0%
2021	58	836	8.6%	40.3%	25,405	9.4%	44.4%
2022	40	637	6.5%	46.8%	20,732	7.8%	52.2%
2023	41	598	6.1%	52.9%	19,479	7.3%	59.5%
2024	10	145	1.5%	54.4%	4,697	1.8%	61.3%
2025	16	345	3.5%	57.9%	10,868	4.1%	65.4%
2026	11	579	6.0%	63.9%	18,232	6.8%	72.2%
Thereafter	61	3,514	36.1%	100.0%	74,095	27.8%	100.0%
Total	481	9,736	100.0%		$266,867	100.0%
Weighted average remaining
lease term (in years)		6.9			6.1

(1)
Square footage as of September 30, 2017 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

PROPERTY DETAIL (1)
As of September 30, 2017
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	1225 Seventeenth Street	Denver	CO	1	695,372	82.6%	80.7%	22,270	158,951	129,275	2009	1982
2	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	100.0%	7,601	63,610	52,691	2010	2007
3	1601 Dry Creek Drive	Longmont	CO	1	552,865	100.0%	100.0%	9,017	34,589	24,073	2004	1982
4	1250 H Street, NW	Washington	DC	1	196,489	92.1%	91.1%	9,429	74,333	44,006	1998	1992
5	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	100.0%	6,605	60,023	52,747	2009	2006
6	600 West Chicago Avenue	Chicago	IL	2	1,571,280	98.4%	95.6%	50,132	399,173	344,316	2011	2001
7	8750 Bryn Mawr Avenue	Chicago	IL	2	636,078	93.2%	93.2%	17,153	96,615	80,032	2010	2005
8	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	99.7%	10,371	48,152	26,721	1995	1915
9	East Eisenhower Parkway	Ann Arbor	MI	2	421,208	55.1%	48.4%	6,195	57,386	48,094	2010	2006
10	Cherrington Corporate Center	Moon Township	PA	7	454,700	64.2%	62.0%	5,966	72,053	47,812	1998; 1999	1997
11	1600 Market Street	Philadelphia	PA	1	825,968	84.0%	82.3%	19,119	137,677	76,620	1998	1983
12	1735 Market Street	Philadelphia	PA	1	1,286,936	81.0%	67.2%	29,382	311,139	187,949	1998	1990
13	Foster Plaza	Pittsburgh	PA	8	727,743	82.7%	80.6%	11,876	76,599	53,185	2005	1993
14	206 East 9th Street	Austin	TX	1	175,510	78.3%	78.3%	6,273	50,115	44,286	2012	1984
15	Bridgepoint Square	Austin	TX	5	440,007	92.3%	92.3%	12,279	94,316	52,434	1997	1995
16	Research Park	Austin	TX	4	1,110,007	98.0%	98.0%	11,573	93,466	59,186	1998	1976
17	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	100.0%	21,110	153,666	125,121	2009	2008
18	600 108th Avenue NE	Bellevue	WA	1	256,830	97.1%	95.9%	8,279	51,238	35,982	2004	2012
Subtotal Office Properties				42	10,566,082	89.0%	86.1%	$264,630	$2,033,101	$1,484,530	2004	1991

Industrial/Flex Properties
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
19	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	100.0%	$1,909	$15,350	$11,942	2006	1989
20	33 Stiles Lane	North Haven	CT	1	175,301	25.1%	25.1%	328	9,736	7,304	2006	2002
Subtotal Industrial/Flex				2	464,687	71.7%	71.7%	$2,237	$25,086	$19,246	2006	1994

Total Same Properties				44	11,030,769	88.3%	85.5%	$266,867	$2,058,187	$1,503,776	2004	1991

	625 Crane Street (Land)	Aurora	IL	—	—	—%	—%	—	—	—	2007	—

Total Portfolio				44	11,030,769	88.3%	85.5%	$266,867	$2,058,187	$1,503,776	2004	1991

(1)	Excludes properties disposed prior to October 1, 2017.
(2)	Weighted based on square feet.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	111 Market Place	Baltimore	MD	1	589,380	95.4%	$12,583	$71,555	$44,199	2003	1990

2	4515 Seton Center Parkway	Austin	TX	1	117,265	98.9%	3,650	23,130	13,381	1999	1996
3	4516 Seton Center Parkway	Austin	TX	1	120,559	92.3%	2,645	24,257	13,760	1999	1998
	Subtotal Seton Center			2	237,824	95.6%	$6,295	$47,387	$27,141	1999	1997

	Cabot Business Park Land	Mansfield	MA	—	—	—%	—	575	575	2003	—

Total Q1 2017 Dispositions				3	827,204	95.4%	$18,878	$119,517	$71,915	2002	1992

4	Parkshore Plaza	Folsom	CA	4	271,072	73.1%	4,280	45,578	38,494	2011	1999

5	25 S. Charles Street	Baltimore	MD	1	359,254	94.2%	8,746	37,218	23,335	2004	1972

6	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,291	43,496	18,997	1998	1986

Total Q2 2017 Dispositions				6	871,106	89.2%	$17,317	$126,292	$80,826	2005	1984

7	1500 Market Street	Philadelphia	PA	1	1,759,193	91.2%	39,321	312,448	220,215	2002	1974

8	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	3,156	32,651	19,283	1997	1995
9	Danac Stiles Business Park	Rockville	MD	3	276,637	86.1%	7,170	62,950	41,141	2004	2002
10	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	931	6,309	3,298	1998	1995
11	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	1,907	15,597	11,298	2004	1970
12	4700 Belleview Avenue	Kansas City	MO	1	80,615	68.5%	1,142	7,004	5,605	2008	1986
	Subtotal Five-Property Portfolio			7	1,002,095	92.1%	14,306	124,511	80,625	2002	1986

13	6600 North Military Trail	Boca Raton	FL	3	639,825	100.0%	16,994	145,808	124,713	2011	2008

Total Q3 2017 Dispositions				11	3,401,113	93.1%	$70,621	$582,767	$425,553	2004	1984

Total Disposed Year-to-Date				20	5,099,423	92.8%	$106,816	$828,576	$578,294	2004	1985

(1)	Statistics for disposed properties are presented as of the quarter-ended preceding each sale.
(2)	Weighted based on square feet.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share Calculation	2017	2016	2017	2016
Weighted average EQC common shares outstanding	123,173	124,624	123,152	124,727
Weighted average restricted shares outstanding	916	909	916	900
Weighted average common shares outstanding - basic - GAAP EPS(1)	124,089	125,533	124,068	125,627
Weighted average number of dilutive RSUs and LTIP Units(2)	1,086	1,035	1,126	1,382
Weighted average common shares outstanding - diluted - GAAP EPS, FFO & Normalized FFO	125,175	126,568	125,194	127,009

Rollforward of Share Count to September 30, 2017	Series D Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2016	4,915	123,994
Issuance of restricted shares, net of forfeitures	—	95
Outstanding on September 30, 2017	4,915	124,089
Series D preferred shares convertible into common shares on September 30, 2017(3)		2,363
Common shares issuable from RSUs and LTIP Units as measured on September 30, 2017(2)		1,085
Potential common shares as measured on September 30, 2017		127,537

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share - basic for the three and nine months ended September 30, 2017 includes 43 and 37 LTIP Units, respectively, that are excluded from the calculation of basic earnings per common share attributable only to Equity Commonwealth common shareholders.

(2)
As of September 30, 2017, we had granted RSUs and LTIP Units to certain employees, officers, and trustees. RSUs and LTIP Units contain service and market-based vesting components. None of the RSUs or LTIP Units have vested.  If the market-based vesting component of these awards was measured as of September 30, 2017, and 2016, 1,085 and 1,035 common shares would be issued, respectively. Using a weighted average basis, 1,086 and 1,035 common shares are reflected in diluted earnings per share, FFO per share, and Normalized FFO per share for the three months ended September 30, 2017 and 2016, respectively, and 1,126 and 1,382 common shares are reflected in diluted earnings per share, FFO per share, and Normalized FFO per share for the nine months ended September 30, 2017 and 2016, respectively.

(3)
As of September 30, 2017, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(4)	EQC common shares include unvested restricted shares.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of September 30, 2017, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, and 3) depreciation and amortization. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Annualized Adjusted EBITDA
Annualized Adjusted EBITDA is Adjusted EBITDA for the three months ended September 30, 2017 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures

DEFINITIONS

necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs primarily consist of leasing commissions ("LC"'s) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the "Operating Trust") that may be issued to employees, officers, or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from July 1, 2016 through September 30, 2017. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2016 through September 30, 2017. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Commenced
Percentage commenced includes space subject to leases that have commenced, whether or not the tenant is in a free rent period.
Percentage Leased
Percentage leased includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from July 1, 2016 through September 30, 2017. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2016 through September 30, 2017. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded.

DEFINITIONS

Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.